BLACKROCK MID CAP DIVIDEND SERIES, INC.
BlackRock Mid Cap Dividend Fund
(the “Fund”)
Supplement dated August 27, 2021 to the Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated August 27, 2021, as supplemented to date
The Board of Directors (the “Board”) of BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) recently approved certain changes relating to the Fund. In particular, effective September 1, 2021, the Board approved a change in the names of the Corporation and the Fund.
Accordingly, until September 1, 2021, the Fund’s Prospectuses and SAI are amended as follows:
All references to “BlackRock Mid-Cap Value Series, Inc.” are changed to “BlackRock Mid Cap Dividend Series, Inc.” to reflect the Corporation’s current name.
All references to “BlackRock Mid-Cap Value Fund” are changed to “BlackRock Mid Cap Dividend Fund” to reflect the Fund’s current name.
Shareholders should retain this Supplement for future reference.
PROSAI‑MCD‑0821SUP